Exhibit 99.1
Making Leaders Successful Every Day

Agenda 9:00 - 9:05 Welcome Mike Doyle Chief Financial Officer 9:05 - 9:35 Forrester Overview and Strategy George F. Colony CEO 9:35 - 10:00 Financials Mike Doyle Chief Financial Officer 10:00 - 10:30 Forrester Operating Strategy Charles Rutstein COO 10:30 - 10:45 Break

Agenda 10:45 - 11:10 M&S Client Group Dennis van Lingen Managing Director 11:10 - 11:35 IT Client Group Julie Meringer Managing Director 11:35 - 12:00 Tech Industry Client Group Mark Nemec Managing Director 12:00 - 12:30 Panel Discussion and Q&A (CEO, COO, CFO, MD's) 12:30 - 2:00 Lunch and Q&A with the Forrester Executive Team

Safe Harbor This presentation may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These projections or statements are only predictions. Actual events or results may differ materially from those in the projections or other forward-looking statements. Please see the Company's Annual Report to shareholders and its filings with the SEC, including its recent filings on Forms 10-K and 10-Q, for a discussion of important risk factors that could cause actual events or results to differ materially from those in the projections or forward-looking statements.

Forrester Strategy And Overview George F. Colony CEO Forrester Research June 16, 2009

Organization George Colony CEO Charles Rutstein COO Michael Doyle CFO George Orlov CIO Dwight Griesman CMO Gail Mann CLO

Agenda Forrester summary and investment highlights Roles and market opportunity Buildup to breakthrough M&A Economic outlook

Forrester summary Independent research company Founded in 1983, IPO 1996; secondary in 2000 23.6 million shares outstanding 993 employees in 26 global locations as of 03.31.09 Strong balance sheet: $270 million in cash and securities as of 03.31.09; no debt 2,585 client companies as of 03.31.09, including 18% of the world's $1 billion-plus companies.

Investment highlights Attractive business model Recurring revenue model Demonstrated track record of accelerating revenue growth, expanding margins Healthy cash flow Strong balance sheet with over $11/share in cash and securities Large, global, market opportunity: 25,000 companies Primarily an organic growth story

Agenda Forrester summary and investment highlights Roles and market opportunity Buildup to breakthrough M&A Economic outlook

Forrester is role based

What it means to be role based Research teams dedicated to roles Research portfolios for each role Role-specific channels - e.g., dedicated Web sites and blogs

Advantages of roles Higher relevancy Deeper client relationships Differentiation from competitors Resulting in: Stronger renewal rates Higher new business win rates

Addressable market for Forrester's roles 4 million executives $9 billion To date, we are less than 5% penetrated.

Agenda Forrester summary and investment highlights Roles and market opportunity Buildup to breakthrough M&A Economic outlook

We are now navigating from buildup to breakthrough Moving to a new stage of role based . . .

Getting to breakthrough is where our destiny lies . . . Making the turn from the buildup stage to breakthrough will lead to the next stage of change and innovation.

Breakthrough means innovation for . . . The research process . . . to continually increase relevance Compensation . . . to drive productivity Organization . . . to align more sharply to the roles Products . . . to bring more value to the roles Sales process and structure . . . to increase roles per client and drive enrichment Content delivery . . . to build communities of clients.

Agenda Forrester summary and investment highlights Roles and market opportunity Buildup to breakthrough M&A Economic outlook

Acquisition history Four acquisitions prior to 2008 - three very successful Largest was Giga in 2003 for $60 million Acquired Jupiter Research in 2008 for $23 million.

Acquisition criteria Roles - looking for more content for existing roles or new roles Gaps - filling a geographical or product need Cultural fit High Q Growth and margin The economic downturn is creating a number of buying opportunities. Note: We are highly selective.

Acquisition integration A proven track record successfully integrating acquisitions We are organizationally prepared for acquisitions Changes to RoleView(tm) enable the company to better monetize acquisitions.

Agenda Forrester summary and investment highlights Roles and market opportunity Buildup to breakthrough M&A Economic outlook

Forrester's economic forecast Worldwide tech spending in US dollars for 2009: -10.5% Worldwide tech spending in US dollars for 2010: +4% Tech will lead the world out of the recession in 2010 and 2011.

Thank you George F. Colony +1.617.613.5715 gcolony@forrester.com www.forrester.com

Financial Overview Michael Doyle CFO Forrester Research June 16, 2009

Financial overview Growth drivers Forrester's five-year performance 2009 year to date and guidance 2010 and beyond

Growth drivers Technology continues to change at a rapid rate. Large market: 4 million executives in the roles we service $9 billion dollars of market opportunity Consolidation of major players Barriers to entry Attractive business model

Financial overview Growth drivers Forrester's five-year performance 2009 year to date and guidance 2010 and beyond

Historical revenue growth ($ millions) 2002 2003 2004 2005 2006 2007 2008 East 96.9 126 137.624 151.4 181.5 212.1 240.9 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 '04 to '08 CAGR: 15%

Pro forma operating income and margin 2002 2003 2004 2005 2006 2007 2008 East 11 14 18.2 20.2 29.7 36.8 45.6 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 2008 East 0.133 0.189 West 34.6 North 45 '04 to '08 CAGR: 26%

Operating cash flow 2002 2003 2004 2005 2006 2007 2008 East 5.6 4.1 18 23.9 45.8 38.1 43.652 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 2008 East 0.8 1.848 West 34.6 North 45 *Share = diluted weighted average share outstanding '04 to '08 CAGR: 25% '04 to '08 CAGR: 23%

Our strong financial performance has resulted in a healthy balance sheet ($ Millions) 12/31/2004 12/31/2008 Cash and securities Accts receivable Prepaids and other current Total current assets Long-term investment Fixed assets Goodwill, intangibles, and other Total assets Current liabilities Deferred revenue Non-current liabilities Equity Total liabilities and equity $ 127.4 39.2 64.2 20.6 187.3 - 6.4 106.4 33.2 310.9 46.5 6.8 90.8 $ 213.4 $ 300.1 $ 455.0 $ 32.5 $ 31.1 72.4 113.8 6.6 6.6 188.6 303.5 $ 300.1 $455.0

Financial overview Growth drivers Forrester's five-year performance 2009 year to date and guidance 2010 and beyond

2009 performance and guidance 2008 continued positive financial trends of the past years - accelerating revenue growth, expanding margins. 2009 will be challenging as a result of the global economic downturn: 2009 performance will deviate from historical performance levels. We have taken actions to right-size our business while still positioning ourselves for continued growth beyond 2009. A strong balance sheet will allow us to be opportunistic. We expect to return to our historical performance levels as the global economy rebounds: Soft, deferred revenue in 2009 will result in soft revenue in 2010. Strong year-over-year deferred revenue growth in 2010 will result in strong revenue growth in 2011.

First-quarter 2009 results ($ Millions) Q1 2008 actual Q1 2009 actual Growth Guidance Revenue $55.0 $56.4 3% $52M to $56M Pro forma operating income $8.1 $9.2 14% Pro forma operating margin 14.6% 16.3% 11% 10% to 13% Pro forma net income $6.2 $6.3 2% Pro forma EPS $0.26 $0.27 4% $0.15 to $.019

2009 outlook Revenues of $215 million to $235 million Pro forma operating margin of 15% to 17% Pro forma earnings per share of $0.88 to $1.11 Operating cash flow between $20 million to $30 million

Financial overview Growth drivers Forrester's five-year performance 2009 year to date and guidance 2010 and beyond

Summary Despite the global economic downturn Forrester has a . . . Clear long-term growth path and strategy. Attractive business model Large market opportunity. Forrester is well positioned financially to be opportunistic in a difficult economic environment: We continue to provide our customers full-service support - we did not cut muscle from the organization. M&A Continue repurchasing Forrester shares

Thank you Michael Doyle +1 617.613.6181 mdoyle@forrester.com www.forrester.com

Appendix: GAAP to pro forma reconciliation Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester's ongoing business. Our pro forma presentation excludes reorganization costs, amortization of intangible assets, stock-based compensation, net gains or impairments from marketable and non-marketable investments, costs associated with the stock option investigation, and restatement of our historical financial statements, as well as their related tax effects. The pro forma data does not purport to be prepared in accordance with Accounting Principles Generally Accepted in the United States.

Appendix: GAAP to pro forma reconciliation ($ Millions) 2004 2008 GAAP income from continuing operations $4.3 $38.0 Realized gain on securities and non-marketable investments $- $1.5 Other income, net $4.2 $5.4 Pre-tax income from continuing operations $8.5 $44.8 Income tax provision $2.9 $15.6 Net income from continuing operations $5.7 $29.2 Loss from discontinued operations, net of taxes $(0.8) $- GAAP net income $4.9 $29.2 GAAP diluted EPS $0.22 $1.24 Pro forma data GAAP income from continuing operations $4.3 $38.0 Amortization of intangible assets $6.5 $1.4 Non-cash, stock-based compensation $0.6 $5.4 Reorganization expenses $8.4 $- Stock option investigation expense and other related items $(1.6) $0.9 Pro forma income from operations $18.2 $45.6 Other income, net $4.2 $5.4 Proforma income tax provision $7.9 $19.9 Pro forma net income $14.6 $31.1 Pro forma diluted EPS $0.65 $1.32 Please note: numbers may not foot due to rounding

Appendix: GAAP to pro forma reconciliation ($ Millions) Q1 2008 Q1 2009 GAAP income from operations $6.5 $3.2 Realized gain on securities and non-marketable investments $0.5 $- Other income, net $2.1 $1.3 Pre-tax income from operations $9.1 $4.5 Income tax provision $4.1 $1.8 GAAP net income $5.0 $2.6 GAAP diluted EPS $0.21 $0.11 Pro forma data GAAP income from operations $6.5 $3.2 Amortization of intangible assets $0.2 $0.7 Non-cash, stock-based compensation $1.4 $2.2 Reorganization rxpenses $- $3.1 Stock option investigation expense and other related items $(0.1) $- Pro forma income from operations $8.1 $9.2 Other income, net $2.1 $1.3 Pro forma income tax provision $3.9 $4.2 Pro forma net income $6.2 $6.3 Pro forma diluted EPS $0.26 $0.27 Please note: numbers may not foot due to rounding

Forrester's Operations Charles Rutstein COO Forrester Research June 16, 2009

Agenda Forrester's product portfolio Forrester's operating structure Innovation in the recession Value 360

Proprietary sources Products Products Boards Data Research Consulting Events Research services Advisory and other 8,350 vendor briefings per year 19,000 client inquiries per year 275,000 consumer surveys 14,000 large company surveys

Research services: 64% of 2008 revenues Research: 40% of total revenue Boards: 19% of total revenue Data: 5% of total revenue

Marketing & Strategy RoleView(tm) IT RoleView Technology Industry RoleView Research A RoleView seat includes: Access to more than 12,000 research units. Daily conference calls. Attendance at a Forrester Event. Unlimited Analyst Inquiry.

Why three RoleView products? Sharpened relevance for individual roles Product flexibility: Clients pay for just what they need Price to the market by customer segment Sets the stage for further acquisitions Increased sales and research specialization

Forrester Leadership Boards Launched in 2002 +/- $36,000 per Forrester Leadership Boards seat 15 boards 1,554 members at the end of Q1, 2009

Data Surveys consumers' attitudes toward and adoption of technology Covers 70% of the world's GDP Second longest-running proprietary survey on this topic in the US

Advisory Services and other: 36% of 2008 revenues Consulting: 31% of total revenue Events: 5% of total revenue

Consulting 50% are one- and two-day projects 50% are larger, multiweek projects A "nobody on the beach" model

Events 14 Events worldwide in 2009 Approx. $1,995 per seat 300 to 1,500 attendees per Event

Agenda Forrester's product portfolio Forrester's operating structure Innovation in the recession Value 360

Forrester's operating structure Charles Rutstein COO Dennis van Lingen MD, M&S Julie Meringer MD, IT Mark Nemec MD, Tech Industry Paul Terry VP, Global Markets Elizabeth Lemons Chief People Officer Craig Gould VP, Global Events Kelley Hippler SVP, Shared Services Forrester's operating structure

How we operate the business Operate globally Standardized processes, technologies, metrics Well-defined strategy; not simply flag planting Data driven Quantitatively sophisticated Numbers override gut instinct. Outside in Customer insight drives innovation. Customer feedback is our scorecard. Compensation Performance driven Focused on tangible, measurable results

Three operational imperatives Completing the build-out of role based ("R") Growing our sales platform Increasing the quotient of syndicated business ("Q")

Syndication (Q) Product P&L analysis revealed that syndicated products: Are our most profitable. Often have other attractive elements, like renewability. . . . leading us to make changes in sales compensation: We now reward salespeople disproportionately for syndicated, renewable bookings. . . . resulting in: A change in our syndicated revenue from 62% in 2007 to 64% in 2008 to a projected 66% in 2009 . . . and a corresponding growth in operating margin

Agenda Forrester's product portfolio Forrester's operating structure Innovation in the recession Value 360

A recession is a great time to plant seeds In 2001-2002, we launched an innovation initiative called MTS. From that initiative sprung: Project Consulting. Forrester Leadership Boards. In 2009, we will similarly plant new seeds - focused around "white space."

The opportunity within the role Consider the daily diary of a CMO. Forrester helps with many issues: Understanding online consumer behavior Defining a world-class customer experience Aligning with exec peers But not with many others: Benchmarking compensation Managing media buys Etc. . . .

Our innovation program: the White Space Challenge Forrester is tapping into the wisdom of its crowd. The White Space Challenge: Designed to generate ideas for new Forrester offerings Focus on syndication (Q), white space, and fast growth Currently assessing more than 130 ideas generated Domains of interest include: Benchmarking Professional development Community

Agenda Forrester's product portfolio Forrester's operating structure Innovation in the recession Value 360

Social media is changing the world

Consumers who regularly use the Web for the following activities: Gen Y Gen X (18-27) (28-41) Use Web-based email 73% 65% Use instant messaging 56% 33% Send photos by email 41% 40% Use social networking sites 42% 17% Play online games alone 39% 31% Download music 36% 22% Purchase products 36% 45% Use personal/content sites 32% 29% Watch peer-generated video on a video-sharing site 28% 19% Read blogs 27% 15% audio 24% 21% Watch Internet video/streaming video 23% 23%

Value 360: how social relates to our business In the beginning, Forrester provided only our perspective: perhaps 90 degrees of value. FLB taught us that customers need more - the perspective of: Their peers Other experts Competitors Etc. We're now fixated on delivering 360 degrees of value.

Examples of Forrester's embrace of social media "Client Choice"

Examples of Forrester's embrace of social media Most popular research, voted by clients

Examples of Forrester's embrace of social media Workshops on understanding social media

Examples of Forrester's embrace of social media Online community

Forrester is leading in social media Groundswell has sold more than 65,000 copies. We practice what we preach: We have 15 role-specific blogs, with more than 15,000 feeds. More than 17,000 followers on Twitter; nearly 3,000 on Facebook Widespread use of internal social collaboration tools

Ready for the future . . . In the coming years, we will use social to improve: How we sell. How we conduct research. How we deliver research. How clients consume research. Our competitive position. . . . and much, much more.

Summary Our product portfolio and organizational structure set us up for continued success. We're innovating around the "white space" - helping to make our clients successful every day. Social will change some fundamentals of our business - and we're leading our industry.

Thank you Charles Rutstein +1 617.613.6116 crutstein@forrester.com www.forrester.com

Forrester Investors Day: Marketing & Strategy Client Group Dennis van Lingen Managing Director June 16, 2009

Agenda Overview of the M&S client group The roles we serve How we are different The opportunity

M&S client group by the numbers (2008) Revenue: $58.8m % of Forrester revenue: 24% Employee count: 243

# M&S organization augmented by Jupiter acquisition

- Acquired Jupiter Research 8/1/08
- Integration completed 1/17/09, 22 week cycle
  - One integrated organization, one research team, one sales team, one brand, one web site, all internal systems migrated
- Added breath and depth to all 7 M&S Roles, 43 research staff
- Enriched our Technographics® consumer data product
- New syndicated product: ForecastView (roll-out in Q2)
- A stronger management bench
- Added a major client hub in New York

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FORRESTER

© 2009 Forrester Research, Inc. Reproduction Prohibited

The M&S Client Group Management Team Dennis van Lingen Managing Director, M&S Amsterdam Cliff Condon M&S Research Amsterdam Sangita Patel M&S Sales Americas Cambridge Raffaele Falcone M&S Sales Europe Florence, Italy Jill Chiara M&S Data Cambridge Victoria Bough M&S Leadership Boards Foster City Andrew Stockwell M&S Consulting Cambridge

Agenda Overview of the M&S client group The roles we serve How we are different The opportunity

Marketing Leadership Professional Consumer Product Strategy Professional Interactive Marketing Professional Customer Experience Professional eBusiness & Channel Strategy Professional Customer Intelligence Professional Consumer Market Research Professional The 7 roles we serve

Channel The roles' map to marketing's key functions Executive Team Product Promotion Market Research Marketing Leadership (CMO) Consumer Product Strategy Customer Experience Consumer Market Research eBusiness & Channel Strategy Interactive Marketing Customer Intelligence

Agenda Overview of the M&S client group The roles we serve How we are different The opportunity

In marketing & strategy, what makes us uniquely valuable to clients? Data-driven insight to help understand the impact of changing consumer behavior Forward-looking research and analysis to guide decisions and actions Objective advice on which tools and technologies will best allow customer connections Best practices that drive marketing and cross-channel strategies

Deep consumer insight Global consumer insights, tracking how consumers adopt and use technology and how technology and the Internet are changing the way that consumers: Shop, bank, learn, get services, and consume media Spend time, interact, communicate, and entertain themselves Are motivated by technology-driven attitudes and values Own and relate to more than 500 consumer brands and media Forrester's Consumer Technographics(r) provides:

Consumer Technographics(r) - analyzing the impact of technology on consumers North America 1997 Europe 1999 Asia Pacific 2006 Hispanic 2005 2008: 275,000 completed responses to 38 surveys in 15 countries 2009: Expansion to Latin America (2 countries) Latin America 2009 Serving:

Providing thought-leadership in social technologies 65,000 books sold Advertising Age "Books You Should Have Read In 2008" BusinessWeek "Best Innovation & Design Books Of 2008" Fortune's "Three Best Web Books Of 2008" Forbes "Books To Get Rich By" Strategy + Business magazine's "Best Books In 2008" BusinessWeek bestseller list - #14 Amazon.com's Best Business And Investing Books 2008 2008 CRM magazine Market Awards: Josh Bernoff and Charlene Li named Influential Leaders

Enabling peer-to-peer connections 6 M&S Leadership Boards, 280 Members Started the Customer Experience council in Q1, 2009

Agenda Overview of the M&S client group The roles we serve How we are different The opportunity

The World Has Changed Dramatically For Marketing & Strategy Professionals Marketing & Strategy Professionals Marketing & Strategy Professionals Time, December 25, 2006 - January 1, 2007

Base: Online adults Social content is going mainstream Social Technology Participation, Europe - US 44% 48% 25% 12% 25% 18% 25% 69% 35% 19% 37% 21% 0% 20% 40% 60% 80% Inactives Spectators Joiners Collectors Critics Creators 2008 2007 53% 40% 13% 7% 19% 10% 43% 50% 18% 9% 20% 14% 80% 60% 40% 20% 0%

0% 10% 20% 30% 40% 50% 60% 70% 2002 2003 2004 2005 2006 2007 Price is for me more important than brand names When I find a brand I like, I stick to it Source: Forrester's European Technographics Benchmark Survey, 2002, 2003, 2004, 2006, 2007 and 2008 Brand Loyalty Has Dropped 2008

Only 3% Provide A Compelling Experience 2006-2007 2004-2005 2002-2003 1999-2001 11% 38% 37% 11% -3% 10% 34% 40% 12% -4% 9% 31% 43% 13% -4% 14% 56% 27% 3%-1% Web Sites: Improvement stalled after 2003 Base: 1,107 Web Site Reviews completed between 11/99 and 12/07 (percentages may not total 100 because of rounding)

$0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1 Q2 Q3 Q4 2007 2008 2009 M&S professionals increasingly turn to us for advice Q1 '09 +18.6% M&S client group revenue

CARL ERICKSON CLAIRE MULLEY CHRISTOPHER POWELL CHARLES IVERSON ILEANA MENDEZ ERIC CHANG MELISSA LAKEN Customer Experience Professional 79,000 $175M Consumer Market Reseasrch Professional 101,800 $181M Consumer Product Strategy Professional 135,000 $300M Customer Intelligence Professional 200,000 $444M Interactive Marketing Professional 173,000 $385M eBusiness & Channel Strategy Professional 271,000 $600M Marketing Leadership Professional 46,000 $103M Our opportunity: 1,006m leaders, $2.2B

Our role penetration is low: less than 3% Going broader (number of roles/account) Going deeper (more bookings/role) Competition does not have the breath & depth we offer In 4 out of 10 deals we see no direct competition Competition fragmented, differs by role Digital insights & strategy are critical to business success Understanding changing consumer behavior is paramount Our opportunity To be recognized as the indisputable leader in Marketing and Strategy research

Thank you Dennis van Lingen +31 20 305.4370 dvlingen@forrester.com www.forrester.com

Forrester Investors Day: Information Technology Client Group Julie Meringer Managing Director - IT Forrester Research June 16, 2009

Agenda Overview of the IT client group The roles we serve How we are different The opportunity

IT client group by the numbers (2008) Revenue: $99.9 million % of Forrester revenue: 41% Employee count: 308

The IT client group management team Julie Meringer Managing Director HQ Greg Nelson VP, EMEA Sales London Roseanne McCauley VP, NA Sales NJ Tom Pohlmann VP, Research Ohio Paul Warren VP, Consulting HQ Nigel Fenwick VP, FLB HQ Jeanne Strepacki Director, Product Marketing IL The IT client group management team

Agenda Overview of the IT client group The roles we serve How we are different The opportunity

CIO Sourcing & Vendor Management Professional Enterprise Architecture Professional Business Process & Applications Professional Infrastructure & Operations Professional Information & Knowledge Management Professional Application Development & Program Management Professional Security & Risk Professional The eight IT roles we serve

Agenda Overview of IT client group The roles we serve How we are different The opportunity

How we are different The Forrester Experience Personalized Relevant Dedicated

Personalized to role needs Personalized Role based Information access is organized according to your role's research priorities. Success Imperatives Research priorities based on feedback directly from our customers Better, faster access To help you make smarter decisions, more quickly

How we are different: Success Imperative example Enterprise Architecture Professional Success Imperative: Create a high-impact EA program built on metrics, communications, and governance. Personalized Consulting Services Optimizing EA Program Relevant Research "Best Practices: Improving EA Effectiveness" Dedicated Peer-To-Peer Meetings EA Council teleconference: Defining EA Roles And Responsibilities

Relevant and actionable Personalized Role based Information access is organized according to your role's research priorities. Success Imperatives Research priorities based on feedback directly from our customers Better, faster access To help you make smarter decisions, more quickly Relevant Business Technology Intersection of business and technology Forward thinking We make the call. Transparent methodologies Transparent and rigorous research methodologies you can put into action

"What long-term options do I need to be aware of?" TechRadar(tm) How we are different: Research methods align with role decisions "What are the costs, benefits, and risks of a technology investment or decision?" Total Economic Impact(tm) "What best practices and common pitfalls do I need to know?" Best Practices Research "What is the right solution and provider for my needs?" The Forrester Wave(tm)

Dedicated to role success Personalized Role based Information access is organized according to your role's research priorities. Success Imperatives Research priorities based on feedback directly from our customers Better, faster access to help you make smarter decisions, more quickly Relevant Business Technology Intersection of business and technology Forward thinking We make the call. Transparent methodologies Transparent and rigorous research methodologies you can put into action Dedicated Customer satisfaction Every Forrester employee is measured on customer satisfaction and retention. Team service Advisors, program managers and account team aligned Money-back service guarantee We earn your trust every day.

Seven Boards with more than 950 members $1 billion-plus businesses Top decision-makers in each business who are short of time and ambitious How we are different: Leadership Boards by role

Agenda Overview of the IT client group The roles we serve How we are different The opportunity

The opportunity: IT roles face many challenges Lean software Cloud computing Tech Populism From IT to BT Millennials Consumerization Self-provisioned IT Bloatware Fit-to-purpose s/w Lean thinking Public to private Hosted cloud XaaS

ANDREA DAVIES BRAIN PORTER CAROL ITO ERIC ADAMS IRIS KENDALL IAN OLIVER SEAN RHODES STEFAN VALENTI Application Development & Program Management Professional Business Process & Apllications Professional CIO Enterprise Architecture Professional Information & Knowledge Management Professional IT Infrastructure & Operations Professional Security & Risk Professional Sourcing & Vendor Management Professional 842,000 $1.9B 546,000 12,000 334,000 67,000 270,000 565,000 381,000 $1.2B $28M $742M $846M $1.3B $600M $148M The opportunity: 3 million leaders, $6.7 billion

Thank you Julie Meringer +1 617.613.6565 jmeringer@forrester.com www.forrester.com

Forrester Investors Day: Tech Industry CG Mark R. Nemec, Ph.D. Managing Director - TI Forrester Research June 16, 2009

Agenda Overview of the TI client group The roles we serve How we are different The opportunity

TI client group by the numbers (2008) Revenue in 2008: $69.6 million % of Forrester revenue: 29% Employee count: 208

Tech Industry's operating structure Mark Nemec Managing Director Cambridge, MA Brad Holmes VP, Research Cambridge, MA Mike Kasparian VP, Syndicated Products Cambridge, MA Dan Klein VP, Consulting Cambridge, MA Eric Lobel VP, FLB New York, NY Lucy McCarthy VP, Global Sales Cambridge, MA Tech Industry's operating structure

Agenda Overview of the TI client group The roles we serve How we are different The opportunity

Tech Industry is focused on four roles Vendor Strategist B2B Market Researcher Analyst Relations Professional Tech Product Mgmt. & Marketing Professional Tech Industry is focused on four roles

Agenda Overview of TI client group The roles we serve How we are different The opportunity

How we are different. Traditionally, we have helped tech vendors: Understand their customers. Size their markets. Assess their competition. These represent only part of their life cycle.

How we are different Now, we also help specific individuals within those tech vendors: Take action on market insight. Elevate their own performance.

How we are different: understanding the world of the Technology Product Management & Marketing professional Shift from art to science Landscape more complex New channels and partners

How we are different: a Success Imperative example Tech Marketer Product Management & Marketing Professional Success Imperative: Boost leads and productivity through an integrated marketing mix. Taking action Research: "The Social Technographics(r) Of Business Buyers: How Technology Buyers Engage With Social Media" Teleconference: What Tech Buyers Want To Hear From Tech Marketers Elevating performance FLB: Tech Marketing Executive Council - Creating Demand For Your Category, Products, And Services Workshop: Marketing To Roles: How To Build Your Role-Based Profiles And Messages

Agenda Overview of the TI client group The roles we serve How we are different The opportunity

Tech Industry opportunity: fueled by uncertainty New Buyers New Channels New Delivery TI Roles Cloud computing Consumerization Self-provisioned IT Rise of business buyer Next-gen tech buyer Globalization Social media Partnerships Sales force disruption

ANGELA RICHARDSON BARRY MORGAN TRAVIS MARTIN VICTOR SCOTT Analyst Realtions Professional B2B Market Research Professional Technology Product Management & Marketing Professional Vendor Strategy Professional 9,600 54,835 24,000 165,000 $21M $97M $53M $367M Tech Industry current opportunity: $538M

Thank you Mark R. Nemec, Ph.D. +1 617.613.6431 mnemec@forrester.com www.forrester.com

Panel Discussion and Q&A

Thank you